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                                                                    EXHIBIT 23.2





                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the NetRadio Corporation 1998 Stock Option and Incentive Plan, of our report dated January 21, 2000 with respect to the financial statements of NetRadio Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                 /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2000